UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2012

University General Health System, Inc.

(a Nevada Corporation)

(Exact Name of Registrant as Specified in Charter)

000-54064	71-0822436
(Commission File Number)	(IRS Employer Identification Number)

7501 Fannin Street

Houston, Texas 77054

(713) 375-7100

(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into Material Definitive Agreement

Loan Agreement to Finance the Acquisition of South Hampton Community Hospital Complex in Dallas, Texas

On December 14, 2012, UGHS Dallas Hospitals, Inc., a wholly-owned subsidiary of University General Health System, Inc. (the “Company”), executed a Loan Agreement with First National Bank (the “South Hampton Loan Agreement”), pursuant to which First National Bank loaned the Company $28.5 million to finance the $30 million purchase price of 100% of the capital stock of Dufek Massif Hospital Corporation, the owner of the Dallas-based South Hampton Community Hospital complex. Subject to the terms and provisions of the Loan Agreement, the $28.5 million loan bears interest at a rate of 4.25% per annum, is payable monthly based on a 20 year amortization schedule, and matures in 10 years from the closing date. The borrowers under the South Hampton Loan Agreement are subject to certain affirmative and negative covenants, all as set forth in the South Hampton Loan Agreement.

The foregoing description of the South Hampton Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document. A copy of the South Hampton Acquisition Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

On December 14, 2012, the Company completed the acquisition of Dufek Massif Hospital Corporation described in Item 1.01 of the Current Report on Form 8-K filed December 4, 2012, which is incorporated herein by reference.

ITEM 9.01 Completion of Acquisition or Disposition of Assets

As required by Item 9.01 of Form 8-K, within 74 days after the date hereof, the Company will prepare and file with the SEC an amendment to this Form 8-K that includes the financial statements and pro forma financial information prepared pursuant to Regulation S-X of the Securities Exchange Act for the periods specified in Rule 3.05(b)(2) or Rule 8-04(b) thereunder.

EXHIBIT	DESCRIPTION

2.1	Earnest Money Contract dated as of November 29, 2012 between UGHS Dallas Hospitals, Inc. and Duane Rossmann for the acquisition of South Hampton Community Hospital is incorporated by reference as Exhibit 10.1 to the Company’s Form 8-K (Commission File No. 000-54064) filed December 4, 2012.

10.1	Form of Loan Agreement dated December 14, 2012 among UGHS Dallas Hospitals, Inc., as Borrower, and University General Health System, Inc., as Guarantor, and First National Bank, as Lender

99.1	Press Release of December 18, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

University General Health System, Inc.

Date: December 20, 2012	By:	/s/ Hassan Chahadeh, M.D.
Name: Hassan Chahadeh, M.D. Title: Chief Executive Officer